CONSOLIDATED STATEMENTS OF COMPREHENSIVE (LOSS)/INCOME ¥ in Thousands, $ in Thousands	12 Months Ended
	Dec. 31, 2019 USD ($)	Dec. 31, 2019 CNY (¥)	Dec. 31, 2018 CNY (¥)	Dec. 31, 2017 CNY (¥)
CONSOLIDATED STATEMENTS OF COMPREHENSIVE (LOSS)/INCOME
Net income	$ 329,592	¥ 2,294,552	¥ 1,977,306	¥ 240,352
Foreign currency translation adjustments, net of nil tax	1,008	7,020	643	(31,893)
Total comprehensive income	330,600	2,301,572	1,977,949	208,459
Comprehensive (loss)/income attributable to ordinary shareholders
Net income	329,592	2,294,552	1,977,306	240,352
Pre-IPO Preferred Shares redemption value accretion				(82,117)
Income allocation to participating Pre-IPO Preferred Shares				(132,241)
Net income attributable to ordinary shareholders	329,592	2,294,552	1,977,306	25,994
Other comprehensive (loss)/income
Total comprehensive (loss)/income attributable to ordinary shareholders	$ 330,600	¥ 2,301,572	¥ 1,977,949	¥ (5,899)